UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

STAG Industrial, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit require by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V63744-P27463 STAG INDUSTRIAL, INC. 2025 Annual Meeting Vote by April 27, 2025 11:59 PM ET STAG INDUSTRIAL, INC. ONE FEDERAL STREET, 23RD FLOOR BOSTON, MA 02110 You invested in STAG INDUSTRIAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the annual meeting of stockholders to be held on April 28, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting them prior to April 14, 2025. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* April 28, 2025 1:00 PM EDT Virtually at: www.virtualshareholdermeeting.com/STAG2025

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming annual meeting of stockholders. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Benjamin S. Butcher	For
1b.	Jit Kee Chin	For
1c.	Virgis W. Colbert	For
1d.	William R. Crooker	For
1e.	Michelle S. Dilley	For
1f.	Jeffrey D. Furber	For
1g.	Larry T. Guillemette	For
1h.	Francis X. Jacoby III	For
1i.	Christopher P. Marr	For
1j.	Hans S. Weger	For
1k.	Vicki Lundy Wilbon	For
2.	The ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the year ending December 31, 2025.	For
3.	The approval, by non-binding vote, of executive compensation.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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